CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Series Fund(the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     July 6, 2004             /s/ Philip R. McLoughlin
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                                   Philip R. McLoughlin, Chairman
                                   (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Series Fund(the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     July 6, 2004             /s/ Nancy G. Curtiss
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                                   Nancy G. Curtiss, Treasurer
                                   (principal financial officer)